ETF3 SA1 0917

SUPPLEMENT DATED SEPTEMBER 20, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 21, 2017

OF

Franklin LIBERTYQ U.S. EQUITY ETF

FRANKLIN LIBERTYQ U.S. MID CAP EQUITY ETF

FRANKLIN LIBERTYQ U.S. SMALL CAP EQUITY ETF

(each, a series of Franklin Templeton ETF Trust)

The Statement of Additional Information (SAI) is amended as follows:

I. The first paragraph in the “Creation and Redemption of Creation Units—Issuance of a Creation Unit” section on page 32 of the SAI is deleted and replaced with the following:

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, Distributors or its agent and Advisers shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a “T+2 basis” (i.e., two Business Days after trade date). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances.

II. The sixth paragraph in the “Creation and Redemption of Creation Units—Placement of redemption orders” section on page 34 of the SAI is deleted and replaced with the following:

Deliveries of redemption proceeds by the Fund generally will be made within two Business Days (i.e., “T+2”). The Fund reserves the right to settle redemption transactions later than T+2 but by T+7 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+2 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.

Please keep this supplement with your Statement of Additional Information for future reference.